Exhibit 99.2

KBS STRATEGIC OPPORTUNITY REIT II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”) as of December 31, 2013 and September 30, 2014, the related consolidated statements of operations, stockholders’ equity, and cash flows for the period from July 3, 2013 (inception) to December 31, 2013 and the three and nine months ended September 30, 2014, and the notes thereto. The consolidated financial statements of KBS SOR II as of and for the period from July 3, 2013 (inception) to December 31, 2013 and the consolidated financial statements as of and for the three and nine months ended September 30, 2014 have been included in KBS SOR II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the carve-out financial statements and notes thereto of the Springmaid Beach Resort and Conference Center (the “Springmaid Beach Resort”), which are included herein as Exhibit 99.1.
The unaudited pro forma balance sheet as of September 30, 2014 has been prepared to give effect to the acquisition of the Springmaid Beach Resort, as if the acquisition occurred on September 30, 2014.
The unaudited pro forma statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisition of the Springmaid Beach Resort, acquired on December 30, 2014, as if the acquisition occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Springmaid Beach Resort been consummated as of January 1, 2013. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2014

	KBS Strategic Opportunity REIT II Historical (a)	Springmaid Beach Resort (b)	Pro Forma Adjustments (c)		Pro Forma Total

Assets
Real estate, net	$—	$21,982,769	$18,084,464	(c)	$40,067,233
Real estate loan receivable, net	3,295,428	—	—		3,295,428
Total real estate and real estate-related investments, net	3,295,428	21,982,769	18,084,464		43,362,661
Cash and cash equivalents	27,775,649	90,242	(15,542,498)	(d)	12,323,393
Restricted cash	—	—	543,674	(c)	543,674
Rents and other receivables, net	24,281	115,282	(115,282)	(e)	24,281
Deferred financing costs, prepaid expenses and other assets	71,357	997,058	(9,579)	(c) (f)	1,058,836
Total assets	$31,166,715	$23,185,351	$2,960,779		$57,312,845

Liabilities and equity
Note payable	$—	$22,888,711	$3,111,289	(g)	$26,000,000
Accounts payable and accrued liabilities	264,106	1,297,011	(1,297,011)	(e)	264,106
Other liabilities	—	614,611	(614,611)	(e)	—
Total liabilities	264,106	24,800,333	1,199,667		26,264,106
Commitments and contingencies

Equity
KBS Strategic Opportunity REIT II, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 3,893,812 issued and outstanding and 3,893,812 pro forma shares	38,938	—	—		38,938
Additional paid-in capital	31,485,460	—	—		31,485,460
Cumulative net losses	(621,789)	—	(1,570,787)	(h)	(2,192,576)
Owner’s net deficit	—	(1,614,982)	1,614,982	(e)	—
Total KBS Strategic Opportunity REIT II, Inc. stockholders’ equity	30,902,609	(1,614,982)	44,195		29,331,822
Noncontrolling interest	—	—	1,716,917	(i)	1,716,917
Total equity	30,902,609	(1,614,982)	1,761,112		31,048,739
Total liabilities and equity	$31,166,715	$23,185,351	$2,960,779		$57,312,845

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2014

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q as of September 30, 2014.

(b)
Represents the prior owner’s historical balance sheet of the Springmaid Beach Resort (defined below) as of September 30, 2014, presented based on the financial statement classification utilized by KBS SOR II.

(c)
On December 30, 2014, KBS SOR II, through a consolidated joint venture (“Springmaid Property JV”) between KBS SOR II’s indirect wholly owned subsidiary and IC Myrtle Beach Holdings LLC (the “JV Partner”), acquired a 30-acre property, containing a 491-room hotel, a 36,000 square foot conference center, a 187-unit recreational vehicle campground and a 1,060-foot pier located at 3200 S. Ocean Boulevard, Myrtle Beach, South Carolina (the “Springmaid Beach Resort”) from Leroy Springs & Company, Inc. KBS SOR II owns a 90% equity interest in the joint venture.

This represents the pro forma adjustments that are necessary to reflect the acquisition of the Springmaid Beach Resort. The purchase price of the Springmaid Beach Resort was $40.1 million plus closing costs. The Springmaid Property JV funded the acquisition of the Springmaid Beach Resort with funds contributed to the Springmaid Property JV by its members and with proceeds from the Springmaid Beach Resort Mortgage Loan (described below). KBS SOR II funded its contribution to the Springmaid Property JV with proceeds from its now terminated private offering. The calculation of the total net purchase price is as follows:

Gross purchase price	$40,067,233
Purchase price adjustments, net	771,958
Total purchase price, net	$40,839,191
KBS SOR II determined the cost of tangible assets, identifiable intangible assets and assumed liabilities acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR II allocated the purchase price and adjustments as follows:

Assets:
Land	$27,340,112
Building	12,570,713
Tenant origination and absorption costs	156,408
Real estate, cost	40,067,233
Restricted cash	543,674
Prepaid expenses and other assets	228,284
Total purchase price, net	$40,839,191

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET (CONTINUED)
As of September 30, 2014

(d)	Adjustments to cash and cash equivalents include the following:

Cash paid to acquire Springmaid Beach Resort	$(40,839,191)
Proceeds from Springmaid Beach Resort Mortgage Loan	26,000,000
Deferred financing costs	(759,195)
Real estate acquisition fees to affiliate	(554,666)
Real estate acquisition fees and expenses	(1,016,121)
Cash balance from prior owner’s historical balance sheet	(90,242)
Non-controlling interest contribution	1,716,917
Total adjustments to cash and cash equivalents	$(15,542,498)

(e)
The following adjustments reflect the prior owner’s assets and liabilities included in their historical balance sheet as of September 30, 2014 that were not acquired or assumed by KBS SOR II at the time of acquisition:

Rents and other receivables, net	$(115,282)
Accounts payable and accrued liabilities	(1,297,011)
Other liabilities	(614,611)
Owner’s net deficit	1,614,982

(f)	Represents deferred financing costs incurred in connection with the Springmaid Beach Resort Mortgage Loan.

(g)
On December 30, 2014, in connection with the acquisition of the Springmaid Beach Resort, Springmaid Property JV, as borrower, and a joint venture, Springmaid Operations JV, as operating lessee, entered into a mortgage loan with an unaffiliated lender, for borrowings of up to $38.0 million, secured by the Springmaid Beach Resort (the “Springmaid Beach Resort Mortgage Loan”). At closing, $26.0 million of the loan was funded and the remaining $12.0 million was available for future disbursements to be used for renovation costs, subject to certain terms and conditions contained in the loan documents.

The Springmaid Beach Resort Mortgage Loan matures on December 30, 2017, with two one-year extension options, subject to certain terms and conditions contained in the loan documents. The Springmaid Beach Resort Mortgage Loan bears interest at a floating rate of 300 basis points over one-month LIBOR. The Company entered into an interest rate cap that effectively limits one-month LIBOR on $26.0 million of the outstanding loan balance at 3.00% effective December 29, 2014 through January 1, 2018.

(h)	Represents direct and incremental acquisition costs related to the acquisition which are not reflected in KBS SOR II’s historical balance sheet.

(i)	Represents the initial contribution from the JV Partner.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

	KBS Strategic Opportunity REIT II Historical (a)	Springmaid Beach Resort (b)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Hotel revenues	$—	$14,931,896	$—		$14,931,896
Interest income from real estate loan receivable	28,476	—	—		28,476
Total revenues	28,476	14,931,896	—		14,960,372
Expenses:
Hotel expenses	—	9,759,990	—		9,759,990
Real estate taxes and insurance	—	1,361,096	—		1,361,096
Asset management fees to affiliate	2,423	—	203,625	(c)	206,048
General and administrative expenses	577,366	—	—		577,366
Depreciation and amortization	—	1,396,049	(969,411)	(d)	426,638
Interest expense	—	284,325	495,753	(e)	780,078
Total expenses	579,789	12,801,460	(270,033)		13,111,216
Other income:
Other interest income	892	—	—		892
Loss on disposal of assets	—	(3,040)	3,040		—
Total other income	892	(3,040)	3,040		892
Net (loss) income	(550,421)	2,127,396	273,073		1,850,048
Net income attributable to noncontrolling interests	—	—	(260,409)	(f)	(260,409)
Net (loss) income attributable to common stockholders	$(550,421)	$2,127,396	$12,664		$1,589,639
Net (loss) income per common share, basic and diluted	$(0.43)				$0.53
Weighted-average number of common shares outstanding, basic and diluted	1,280,749				2,975,740	(g)

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014.

(b)
Represents the prior owner’s historical statement of operations of the Springmaid Beach Resort for the nine months ended September 30, 2014, presented based on the financial statement classification utilized by KBS SOR II.

The following is a summary of hotel revenues for the nine months ended September 30, 2014:

Rooms	$10,812,039
Food, beverage and convention services	1,453,088
Pier Café	744,164
Pier Shop	784,638
Campground	719,595
Other	418,372
Total hotel revenues	$14,931,896
The following is a summary of hotel expenses for the nine months ended September 30, 2014:

Room	$2,191,827
Food, beverage and convention services	1,219,428
Pier Café	515,690
Pier Shop	507,627
Campground	24,811
Utilities	813,884
Maintenance and repairs	1,855,860
Administrative	1,052,323
Marketing	694,331
Property management	490,146
Other	394,063
Total Hotel Expense	$9,759,990

(c)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2014 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(d)
Represents adjustments to depreciation and amortization expense for the nine months ended September 30, 2014 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on site improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(e)
Represents the reversal of interest expense recorded by the prior owner which is partially offset by interest expense and loan fee amortization expense incurred on a $26.0 million mortgage loan secured by the Springmaid Beach Resort, which bears interest at a floating rate of 300 basis points over one-month LIBOR and matures on December 30, 2017.

(f)	Represents the portion of income allocated to the JV Partner.

(g)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s now terminated private offering used to complete the acquisitions were raised as of January 1, 2013 and KBS SOR II received a gross offering price of $9.20 per share.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

	KBS Strategic Opportunity REIT II Historical (a)	Springmaid Beach Resort (b)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Hotel revenues	$—	$15,924,628	$—		$15,924,628
Total revenues	—	15,924,628	—		15,924,628
Expenses:
Hotel expenses	—	12,277,128	—		12,277,128
Real estate taxes and insurance	—	1,843,254	—		1,843,254
Asset management fees to affiliate	—	—	271,500	(c)	271,500
General and administrative expenses	71,368	—	—		71,368
Depreciation and amortization	—	1,807,416	(1,082,157)	(d)	725,259
Interest expense	—	393,978	655,009	(e)	1,048,987
Total expenses	71,368	16,321,776	(155,648)		16,237,496
Net (loss) income	(71,368)	(397,148)	155,648		(312,868)
Net income attributable to noncontrolling interests	—	—	(3,000)	(f)	(3,000)
Net (loss) income attributable to common stockholders	$(71,368)	$(397,148)	$152,648		$(315,868)
Net loss per common share, basic and diluted	$(1.43)				$(0.18)
Weighted-average number of common shares outstanding, basic and diluted	49,978				1,744,969	(g)

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information for the period from July 3, 2013 (inception) to December 31, 2013 derived from Amendment No. 2 to KBS SOR II’s Registration Statement on Form S-11.

(b)
Represents the prior owner’s historical statement of operations of the Springmaid Beach Resort for the year ended December 31, 2013, presented based on the financial statement classification utilized by KBS SOR II.

The following is a summary of hotel revenues for the year ended December 31, 2013:

Rooms	$10,916,176
Food, beverage and convention services	1,894,956
Pier Café	662,299
Pier Shop	874,912
Campground	951,284
Other	625,001
Total hotel revenues	$15,924,628
The following is a summary of hotel expenses for the year ended December 31, 2013:

Room	$2,567,080
Food, beverage and convention services	1,535,538
Pier Café	520,105
Pier Shop	623,058
Campground	26,777
Utilities	1,006,066
Maintenance and repairs	2,742,789
Administrative	1,260,911
Marketing	976,652
Property management	441,654
Other	576,498
Total Hotel Expense	$12,277,128

(c)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2013 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(d)
Represents adjustments to depreciation and amortization expense for the year ended December 31, 2013 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on site improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(e)
Represents the reversal of interest expense recorded by the prior owner which is partially offset by interest expense and loan fee amortization expense incurred on a $26.0 million mortgage loan secured by the Springmaid Beach Resort, which bears interest at a floating rate of 300 basis points over one-month LIBOR and matures on December 30, 2017.

(f)	Represents the portion of income allocated to the JV Partner.

(g)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s now terminated private offering used to complete the acquisitions were raised as of January 1, 2013 and KBS SOR II received a gross offering price of $9.20 per share.